Exhibit 10.6
             Amending Deeds of the Mortgage Origination and Management Agreement

                                                                            Deed

AMENDING DEED TO THE
MORTGAGE ORIGINATION AND
MANAGEMENT AGREEMENT
- SMHL PROGRAM
--------------------------------------------------------------------------------

Perpetual Limited

ME Portfolio Management Limited

Members Equity Bank Pty Limited

                                                                        Contents

      Table of contents
      --------------------------------------------------------------------------

      THE AGREEMENT                                                            1

      OPERATIVE PART                                                           2

1     DEFINITIONS AND INTERPRETATIONS                                          2
      1.1    Definitions.......................................................2
      1.2    Interpretations...................................................2

2     AMENDMENTS TO THE AGREEMENT                                              3
      2.1    Amendments........................................................3
      2.2    Effectiveness.....................................................3
      2.3    Amendments not to affect validity, rights, obligations............3
      2.4    Acknowledgements..................................................3

3     GENERAL                                                                  3
      3.1    Governing law and jurisdiction....................................3
      3.2    Variation.........................................................3
      3.3    Further assurances................................................4
      3.4    Counterparts......................................................4
      3.5    Attorneys.........................................................4
      3.6    Trustee limitation of liability...................................4

      SIGNING PAGE ............................................................5





                                                                      Contents 1

                                                                   The agreement

      Amending Deed to the Mortgage Origination and Management
      Agreement - SMHL Program - SMHL Program
      --------------------------------------------------------------------------

      Date > 31 January 2007

      Between the parties
      --------------------------------------------------------------------------
      Trustee              PERPETUAL LIMITED

                           ABN 86 000 431 827 of Level 12 123 Pitt Street Sydney
                           NSW 2000
      --------------------------------------------------------------------------
      Manager              ME PORTFOLIO MANAGEMENT LIMITED

                           ABN 79 005 964 134 of Level 16 360 Collins Street
                           Melbourne VIC 3000
      --------------------------------------------------------------------------
      Mortgage Manager     MEMBERS EQUITY BANK PTY LIMITED

                           BN 56 070 887 679 of Level 16 360 Collins Street
                           Melbourne VIC 3000
      --------------------------------------------------------------------------
      Background           1     The Trustee is a trustee of trusts known as the
                                 Superannuation Members' Home Loans Trusts
                                 (TRUSTS) and the Manager is a manager of the Trusts.

                           2 The Trustee, the Manager and the Former Mortgage Manager entered into the Mortgage Origination and Management Agreement.

                           3 By the Deed of Novation the Former Mortgage Manager surrendered its rights and was released and discharged from its obligations under the Mortgage Origination and Management Agreement and the Mortgage Manager became entitled to equivalent rights and assumed equivalent obligations.

                           4 The parties wish to amend the Agreement in the manner set out in this deed.
      --------------------------------------------------------------------------
      This deed witnesses  that in consideration of, among other things, the mutual promises contained in this deed, the parties agree as set out in the Operative part of this deed.
      --------------------------------------------------------------------------

                                                                  Operative part

1     Definitions and interpretations
--------------------------------------------------------------------------------

1.1   DEFINITIONS

      The meanings of the terms used in this document are set out below.

TERM                  MEANING
--------------------------------------------------------------------------------
AGREEMENT             The agreement created by the Mortgage Origination and
                      Management Agreement and the Deed of Novation
--------------------------------------------------------------------------------
DEED OF NOVATION      The deed dated 28 September 1995 between the Trustee, the
                      Manger, the Former Mortgage Manager and the Mortgage
                      Manager
--------------------------------------------------------------------------------
FORMER MORTGAGE       National Mutual Property Services (Aust) Pty Limited
MANAGER
--------------------------------------------------------------------------------
FUND                  The same meaning given to it in the Master Trust Deed.
--------------------------------------------------------------------------------
MASTER TRUST DEED     The trust deed dated 4 July 1994 between the Manager and
                      Trustee
--------------------------------------------------------------------------------
MORTGAGE ORIGINATION  The agreement dated 4 July 1994 between the Trustee, the
AND MANAGEMENT        Manager and the Former Mortgage Manager (as amended)
AGREEMENT
--------------------------------------------------------------------------------
ORIGINATION FUND      The same meaning given to it in the Master Trust Deed.
--------------------------------------------------------------------------------
SUPPLEMENTARY BOND    The Supplementary Bond Terms Notice- SF2004-1P Class A and
TERMS NOTICE          Class B Bonds in respect of the Warehouse Fund between the
                      Trustee and the Manager dated 15 January 2004.
--------------------------------------------------------------------------------
WAREHOUSE FUND        The Fund called Super Members' Home Loans Warehousing
                      Trust 2004-1 created on 12 January 2004.
--------------------------------------------------------------------------------

1.2   INTERPRETATIONS

      Clause 1.2 of the Agreement is incorporated in this deed as if set out in full in this deed.

2     Amendments to the Agreement
--------------------------------------------------------------------------------

2.1   AMENDMENTS

      The Agreement is amended by amending clause 15 of Schedule 1 by deleting the words ", which policy also includes timely payment cover in respect of Loan Instalments".

2.2   EFFECTIVENESS

      The amendments to the Agreement in clause 2.1 take effect on and from the date of this deed:

(a)   in respect of each Fund created on or after the date of this deed; and

(b)   in respect of any existing Origination Fund and the Warehouse Fund.

2.3   AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

(a) An amendment to the Agreement does not affect the validity or enforceability of the Agreement.

(b)   Nothing in this deed:

      (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Agreement before the date of this deed; or

      (2) discharges, releases or otherwise affects any liability or obligation arising under the Agreement before the date of this deed.

2.4   ACKNOWLEDGEMENTS

(a)   Each party confirms that:

      (1) it has received a copy of a confirmation by each Designated Rating Agency that the Designated Rating Agency has received notice of the amendments in clause 2.1 in accordance with clause 12.5(b)of the Supplemental Bond Terms Notice; and

      (2)   such confirmation is in terms satisfactory to that party.

(b) Except for the Warehouse Fund, the Manager acknowledges that no consent to the amendments is required from any Designated Rating Agency by reason of clauses 2.2.

3     General
--------------------------------------------------------------------------------

3.1   GOVERNING LAW AND JURISDICTION

(a)   This deed is governed by the laws of the State of New South Wales.

(b) Each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New South Wales.

3.2   VARIATION

      A variation of any term of this deed must be in writing and signed by the parties.

3.3   FURTHER ASSURANCES

      Each party must do all things and execute all further documents necessary to give full effect to this deed.

3.4   COUNTERPARTS

(a)   This deed may be executed in any number of counterparts.

(b)   All counterparts, taken together, constitute one instrument.

(c)   A party may execute this deed by signing any counterpart.

3.5   ATTORNEYS

      Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

3.6   TRUSTEE LIMITATION OF LIABILITY

      Clause 17 of the Agreement is incorporated in this deed as if set out in full in this deed except that references to "this Agreement" are references to "this deed".

                                                                    Signing page

            Executed as a deed
            --------------------------------------------------------------------

            TRUSTEE

            Signed sealed and delivered for
            PERPETUAL LIMITED
            by its attorney


sign here > /s/ Greg White               /s/ Marelize Coetzee
            -------------------------------------------------
            Attorney

print name  Greg White                       Marelize Coetzee
            -------------------------------------------------


            in the presence of


sign here > /s/ Craig Cullen
            -------------------------------------------------
            Witness

print name  Craig Cullen
            -------------------------------------------------

--------------------------------------------------------------------------------

            MANAGER

            Signed sealed and delivered for
            ME PORTFOLIO MANAGEMENT LIMITED
            by two authorised signatories


sign here > /s/ Paul Garvey
            -------------------------------------------------
            Authorised Signatory

print name  Paul Garvey
            -------------------------------------------------


sign here > /s/ Nicholas Vamvakas
            -------------------------------------------------
            Authorised Signatory

print name  Nicholas Vamvakas
            -------------------------------------------------

--------------------------------------------------------------------------------

            MORTGAGE MANAGER

            Signed sealed and delivered for
            MEMBERS EQUITY BANK PTY LIMITED
            by two authorised signatories


sign here > /s/ David Tennant
            -------------------------------------------------
            Authorised Signatory

print name  David Tennant
            -------------------------------------------------


sign here > /s/ Nicholas Vamvakas
            -------------------------------------------------
            Authorised Signatory

print name  Nicholas Vamvakas
            -------------------------------------------------

--------------------------------------------------------------------------------

                                                                            Deed

AMENDING DEED TO THE MORTGAGE
ORIGINATION AND MANAGEMENT
AGREEMENT

Superannuation Members' Home Loans Programme
--------------------------------------------------------------------------------

Perpetual Limited
ABN 86 000 431 827

ME Portfolio Management Limited
ABN 79 005 964 134

and

Members Equity Bank Pty Limited
ABN 56 070 887 679

                                                                        Contents

      Table of contents
--------------------------------------------------------------------------------

      THE AGREEMENT                                                            1

      OPERATIVE PART                                                           2

1     DEFINITIONS AND INTERPRETATIONS                                          2
      1.1    Definitions.......................................................2
      1.2    Interpretations...................................................2

2     AMENDMENTS TO THE AGREEMENT                                              3
      2.1    Amendments........................................................3
      2.2    Effectiveness.....................................................3
      2.3    Amendments not to affect validity, rights, obligations............3
      2.4    Acknowledgements..................................................3

3     GENERAL                                                                  3
      3.1    Governing law and jurisdiction....................................3
      3.2    Variation.........................................................3
      3.3    Further assurances................................................4
      3.4    Counterparts......................................................4
      3.5    Attorneys.........................................................4
      3.6    Trustee limitation of liability...................................4

      SIGNING PAGE ............................................................5





                                                                      Contents 1

                                                                   The agreement

      Amending Deed to the Mortgage Origination and Management Agreement Superannuation Members' Home Loans Programme
      --------------------------------------------------------------------------

      Date > 28 February 2007

      Between the parties
      --------------------------------------------------------------------------
      Trustee              PERPETUAL LIMITED

                           ABN 86 000 431 827 of Level 12, 123 Pitt Street
                           Sydney NSW 2000
      --------------------------------------------------------------------------
      Manager              ME PORTFOLIO MANAGEMENT LIMITED

                           ABN 79 005 964 134 of Level 16, 360 Collins Street
                           Melbourne VIC 3000
      --------------------------------------------------------------------------
      Mortgage Manager     MEMBERS EQUITY BANK PTY LIMITED

                           ABN 56 070 887 679 of Level 16, 360 Collins Street
                           Melbourne VIC 3000
      --------------------------------------------------------------------------
      Background           1     The Trustee is a trustee of trusts known as the
                                 Superannuation Members' Home Loans Trusts
                                 (TRUSTS) and the Manager is a manager of the Trusts.

                           2 The Trustee, the Manager and the Former Mortgage Manager entered into the Mortgage Origination and Management Agreement.

                           3 By the Deed of Novation the Former Mortgage Manager surrendered its rights and was released and discharged from its obligations under the Mortgage Origination and Management Agreement and the Mortgage Manager became entitled to equivalent rights and assumed equivalent obligations.

                           4     The parties wish to amend the Agreement in the
                                 manner set out in this deed.
      --------------------------------------------------------------------------
      This deed witnesses        that in consideration of, among other things,
                                 the mutual promises contained in this deed, the
                                 parties agree as set out in the Operative part
                                 of this deed.
      --------------------------------------------------------------------------

                                                                  Operative part

1     Definitions and interpretations
--------------------------------------------------------------------------------

1.1   DEFINITIONS

      The meanings of the terms used in this document are set out below.

TERM                  MEANING
--------------------------------------------------------------------------------
AGREEMENT             The agreement created by the Mortgage Origination and
                      Management Agreement and the Deed of Novation
--------------------------------------------------------------------------------
DEED OF NOVATION      The deed dated 28 September 1995 between the Trustee, the
                      Manger, the Former Mortgage Manager and the Mortgage
                      Manager
--------------------------------------------------------------------------------
FORMER MORTGAGE       National Mutual Property Services (Aust) Pty Limited
MANAGER               ACN 006 240 884
--------------------------------------------------------------------------------
FUND                  The same meaning given to it in the Master Trust Deed.
--------------------------------------------------------------------------------
MASTER TRUST DEED     The trust deed dated 4 July 1994 between the Manager and
                      Trustee
--------------------------------------------------------------------------------
MORTGAGE ORIGINATION  The agreement dated 4 July 1994 between the Trustee, the
AND MANAGEMENT        Manager and the Former Mortgage Manager (as amended)
AGREEMENT
--------------------------------------------------------------------------------
ORIGINATION FUND      The same meaning given to it in the Master Trust Deed.
--------------------------------------------------------------------------------
SUPPLEMENTARY BOND    The Supplementary Bond Terms Notice- SF2004-1P Class A and
TERMS NOTICE          Class B Bonds in respect of the Warehouse Fund between the
                      Trustee and the Manager dated 15 January 2004.
--------------------------------------------------------------------------------
WAREHOUSE FUND        The Fund called Superannuation Members' Home Loans
                      Warehousing Trust 2004-1 (formerly Superannuation Members'
                      Home Loans Securitisation Fund 2004-1P) created on 12
                      January 2004.
--------------------------------------------------------------------------------

1.2   INTERPRETATIONS

      Clause 1.2 of the Agreement is incorporated in this deed as if set out in full in this deed.

2     Amendments to the Agreement
--------------------------------------------------------------------------------

2.1   AMENDMENTS

      The Agreement is amended by amending clause 17 of Schedule 1 by deleting the figure "90%" and replacing it with "95%".

2.2   EFFECTIVENESS

      The amendments to the Agreement in clause 2.1 take effect on and from the date of this deed:

(a)   in respect of each Fund created on or after the date of this deed; and

(b)   in respect of any existing Origination Fund and the Warehouse Fund.

2.3   AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

(a) An amendment to the Agreement does not affect the validity or enforceability of the Agreement.

(b)   Nothing in this deed:

      (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Agreement before the date of this deed; or

      (2) discharges, releases or otherwise affects any liability or obligation arising under the Agreement before the date of this deed.

2.4   ACKNOWLEDGEMENTS

(a)   Each party confirms that:

      (1) it has received a copy of a confirmation by each Designated Rating Agency that the Designated Rating Agency has received notice of the amendments in clause 2.1 in accordance with clause 12.5(b) of the Supplementary Bond Terms Notice; and

      (2)   such confirmation is in terms satisfactory to that party.

(b) Except for the Warehouse Fund, the Manager acknowledges that no consent to the amendments is required from any Designated Rating Agency by reason of clauses 2.2.

3     General
--------------------------------------------------------------------------------

3.1   GOVERNING LAW AND JURISDICTION

(a)   This deed is governed by the laws of the State of New South Wales.

(b) Each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New South Wales.

3.2   VARIATION

      A variation of any term of this deed must be in writing and signed by the parties.

3.3   FURTHER ASSURANCES

      Each party must do all things and execute all further documents necessary to give full effect to this deed.

3.4   COUNTERPARTS

      (a)   This deed may be executed in any number of counterparts.

      (b)   All counterparts, taken together, constitute one instrument.

      (c)   A party may execute this deed by signing any counterpart.

3.5   ATTORNEYS

      Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

3.6   TRUSTEE LIMITATION OF LIABILITY

      Clause 17 of the Agreement is incorporated in this deed as if set out in full in this deed except that references to "this Agreement" are references to "this deed".

                                                                    Signing page

            Executed as a deed
            --------------------------------------------------------------------

            TRUSTEE

            Signed sealed and delivered for
            PERPETUAL LIMITED
            by its attorney


sign here > /s/ Mark Dickenson
            -------------------------------------------------
            Attorney

print name  Mark Dickenson
            -------------------------------------------------

sign here > /s/ Nora McDonnell
            -------------------------------------------------
            Attorney

print name  Nora McDonnell          Assistant Manager
            -------------------------------------------------


            in the presence of


sign here > /s/ Craig Cullen
            -------------------------------------------------
            Witness

print name  Craig Cullen
            -------------------------------------------------

--------------------------------------------------------------------------------

            MANAGER

            Signed sealed and delivered for
            ME PORTFOLIO MANAGEMENT LIMITED
            by two authorised signatories


sign here > /s/ Paul Garvey
            -------------------------------------------------
            Authorised Signatory

print name  Paul Garvey
            -------------------------------------------------
            Manager Capital Markets

sign here > /s/ Nicholas Vamvakas
            -------------------------------------------------
            Authorised Signatory

print name  Nicholas Vamvakas
            -------------------------------------------------
            General Manager, Financial Markets

--------------------------------------------------------------------------------

            MORTGAGE MANAGER

            Signed sealed and delivered for
            MEMBERS EQUITY BANK PTY LIMITED
            by two authorised signatories


sign here > /s/ Paul Garvey
            -------------------------------------------------
            Authorised Signatory

print name  Paul Garvey
            -------------------------------------------------
            Manager Capital Markets


sign here > /s/ Nicholas Vamvakas
            -------------------------------------------------
            Authorised Signatory

print name  Nicholas Vamvakas
            -------------------------------------------------
            General Manager, Financial Markets

--------------------------------------------------------------------------------